BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

William Barnett
1600 E. Florida Ave., Suite 214
Hemet, CA 92544, USA

Work Order #: W2020121601780
December 16, 2020
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 21434

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Amendment After Issuance of Stock	Fees	20201105517	12/16/2020 4:10:33 PM	InternalReview	1	$550.00	$550.00
Total							$550.00

Payments

Type	Description	Payment Status	Amount
Credit Card	6081638213416730103053	Success	$550.00
Total			$550.00

Credit Balance: $0.00

William Barnett
1600 E. Florida Ave., Suite 214
Hemet, CA 92544, USA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

12/16/2020

Work Order Item Number:	W2020121601780 - 1002372
Filing Number:	20201105517
Filing Type:	Amendment After Issuance of Stock
Filing Date/Time:	12/16/2020 16:10:33 PM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: E0265902008-9

Entity Name: 3D PIONEER SYSTEMS, INC.

Entity Status: Active

Expiration Date: None

Commercial Registered Agent
NEVADA AGENCY AND TRANSFER COMPANY
50 WEST LIBERTY STREET SUITE 880, Reno, NV 89501, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number
Barbara K. Cegavske	E0265902008-9
	Filing Number 20201105517
Secretary of State State Of Nevada	Filed On 12/16/2020 16:10:33 PM
	Number of Pages 2

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information

Name of entity as on file with the Nevada Secretary of State :

Entity or Nevada Business Identification Number (NVID) : NV20081431122

2. Restated or Amended and Restated Articles (Select one): (If amending and restating only, complete section 1, 2 and 6.)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of amendment filing being completed: (Select only one box): (If amending, complete section 1,3,5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)	Date: 12/16/2020 Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☑ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted ☐ Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary)
6. Signature: (Required)	X Shilow Shaffier — Signature of Officer, Incorporator or Authorized Signer Officer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

09/13/2019 04:39:50 AM

Work Order Number: W2019090500870 - 86320
Reference Number: 20190155697
Through Date: 09/13/2019 04:39:50 AM
Corporate Name: 3D PIONEER SYSTEMS, INC.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20130687892-16	Certificate of Correction - 10/21/2013	1
20130678053-75	Amendment - 10/16/2013	1
20120221786-41	Amendment - 03/29/2012	1
20080372071-00	Amendment - 05/29/2008	1
20080277313-13	Articles of Incorporation - 04/22/2008	1

Certified By: Denise Repp
Certificate Number: B20190913216815
You may verify this certificate online at **http://www.nvsos.gov**

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Nevada Secretary of State

Filed in the Office of	Business Number E0265902008-9
Barbara K. Cegavske	Filing Number 20130687892-16
Secretary State Of Nevada	Filed On 10/21/2013
	Number of Pages 1

090401

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Correction
(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction
(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

3D Pioneer Systems, Inc.

2. Description of the original document for which correction is being made:

Certificate of Amendment

3. Filing date of the original document for which correction is being made: October 16, 2013

4. Description of the inaccuracy or defect:

In item number one, of the Certificate of Amendment, the Name of the Corporation was listed as Mobile Gaming International. The name instead should have been listed as Mobile Gaming International Corp.

5. Correction of the inaccuracy or defect:

1. Name of corporation:

Mobile Gaming International Corp.

6. Signature:

X [signature]
Authorized Signature

Title * President President

Date Oct. 21. 2013

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0265902008-9
Barbara K. Cegavske	Filing Number 20120221786-41
Secretary State Of Nevada	Filed On 03/29/2012
	Number of Pages 1

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Mobile Gaming International

2. The articles have been amended as follows: (provide article numbers, if available)

1. Name of the corporation: Mobile Gaming International Corp.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date of filing: (optional) MARCH 27, 2012

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Iris Hill

Signature of Officer

Iris Hill, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0265902008-9
Barbara K. Cegavske	Filing Number 20130678053-75
Secretary State Of Nevada	Filed On 10/16/2013
	Number of Pages 1

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Mobile Gaming International

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. The name of the Corporation is 3D Pioneer Systems, Inc.

Article 3. The total number of shares of stock that the Corporation shall have authority to issue is 200,000,000 shares of common stock, par value $0.01 per share (the "Common Stock").

Additionally, the Corporation shall effect a sixteen for one (16:1) forward stock split of its outstanding shares of Common Stock (the "Forward Split"), which Forward Split shall not effect the number of authorized shares of Common Stock as provided above.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51.5%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 8-31-11

KENNETH N. O'FLYNN PEACE COMMISSIONER, COMMERCIAL CENTRE, ... ROAD, CORK. (086) 7373356

Filed in the Office of	Business Number E0265902008-9
Barbara K. Cegavske	Filing Number 20080372071-00
Secretary State Of Nevada	Filed On 05/29/2008
	Number of Pages 1

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Mobile Gaming International

2. The articles have been amended as follows (provide article numbers, if available):

3. Shares;

Number of shares with par value: 75,000,000.00
Par Value per share: $0.001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 100%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X Francis Ciganek, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0265902008-9
[signature: Barbara K. Cegavske]	Filing Number 20080277313-13
Secretary State Of Nevada	Filed On 04/22/2008
	Number of Pages 1

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: Mobile Gaming International

2. Resident Agent Name and Street Address: *(must be a Nevada address where process may be served)*

Name: Business Filings Incorporated

(MANDATORY) Physical Street Address: 6100 Neil Road, Suite 500, | City: Reno | Nevada | Zip Code: 89511

(OPTIONAL) Mailing Address: | City: | State: | Zip Code:

3. Shares: *(number of shares corporation is authorized to issue)*

Number of shares with par value: 2,000 | Par value per share: $ $0.01 | Number of shares without par value:

4. Names & Addresses of the Board of Directors/Trustees: *(each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)*

1. Name: Francis Ciganek
Street Address: 7345 South Durango Dr. Ste B 107-281 | City: Las Vegas | State: Nevada | Zip Code: 89113

2. Name:
Street Address: | City: | State: | Zip Code:

3. Name:
Street Address: | City: | State: | Zip Code:

5. Purpose: *(optional - see instructions)*

The purpose of this Corporation shall be: All lawful business

6. Name, Address and Signature of Incorporator: *(attach additional page if more than 1 incorporator)*

Name: The Nevada Company, Mark Williams, A.V.P. | Signature: X *[signature]*

Address: 8040 Excelsior Drive, Suite 200 | City: Madison | State: WI | Zip Code: 53717

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named corporation.

X *[signature]*
Authorized Signature of R. A. or On Behalf of R. A. Company

Date: April 21, 2008

This form must be accompanied by appropriate fees.